EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arno Therapeutics, Inc. (the “ Company ”) hereby certifies, to such officer’s knowledge, that:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period March 31, 2015 (the “ Report ”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2015

/s/ Alexander Zukiwski
Name: Alexander Zukiwski
Title: Chief Executive Officer